UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2021

DPL Inc.
Ohio
(State of Incorporation)
1-9052
(Commission File Number)

31-1163136
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

THE DAYTON POWER AND LIGHT COMPANY
Ohio
(State of Incorporation)
1-2385
(Commission File Number)

31-0258470
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 8.01     Other Events

On June 16, 2021, the Public Utilities Commission of Ohio (“PUCO”) issued an order (the “Settlement Order”) approving without modification the Stipulation and Recommendation that The Dayton Power and Light Company, a subsidiary of DPL Inc. (“DPL”) and The AES Corporation (“AES”) and which does business as AES Ohio (“AES Ohio” and, together with DPL, the “AES Ohio Companies”), had entered into with the staff of the PUCO and various customers, and organizations representing customers, of AES Ohio and certain other parties (the “Settlement”) with respect to, among other matters, AES Ohio’s applications filed with the PUCO for (i) approval of AES Ohio’s plan to modernize its distribution grid (the “Smart Grid Plan”), (ii) findings that AES Ohio passed the significantly excessive earnings regulatory test (“SEET”) for 2018 and 2019, and (iii) findings that AES Ohio’s current electric security plan (“ESP 1”) satisfies the SEET and the more favorable in the aggregate (“MFA”) regulatory test. The approved Settlement provides for, among other matters:

•Approval of the Smart Grid Plan outlined in the Smart Grid Plan application filed by AES Ohio with the PUCO, as modified by the terms of the Settlement, including, subject to offsetting operational benefits and certain other conditions, a return on and recovery of up to $249 million of Smart Grid Plan Phase 1 capital investments and recovery of operational and maintenance expenses through AES Ohio’s existing Infrastructure Investment Rider (“IIR”) for a term of four years, under an aggregate cap of $267.6 million on the amount of such investments and expenses that is recoverable, and an acknowledgement that AES Ohio may file a subsequent application with the PUCO within three years seeking approvals for Phase 2 of the Smart Grid Plan.
•A commitment by AES Ohio to invest in a Customer Information System and supporting technologies during Phase 1 of the Smart Grid Plan, with AES Ohio recovering a return on and of prudently incurred capital investments and operational and maintenance expenses, including deferred operational and maintenance expense amounts, in a future rate case.
•Determinations that AES Ohio’s ESP 1 satisfies the prospective SEET and the MFA regulatory test and that AES Ohio satisfies the retroactive SEET for 2018 and 2019.
•A commitment by AES Ohio to file an application with the PUCO no later than October 1, 2023 for a new electric security plan that does not seek to implement certain nonbypassable charges, including those related to provider of last resort risks, stability, or financial integrity.
•AES Ohio shareholder funding, in an aggregate amount of approximately $30 million over four years, for certain economic development discounts, incentives, and grants to certain commercial and industrial customers, including hospitals and manufacturers, assistance for low-income customers as well as the residents and businesses of the City of Dayton, and promotion of solar and resiliency development within AES Ohio’s service territory.
Consistent with AES’ earlier statement of intent and based on the AES Ohio Companies’ recent discussions with AES, with the issuance of the Settlement Order, the AES Ohio Companies expect that AES will make cash contributions to the AES Ohio Companies in the aggregate amount of $150 million to enable smart grid investment.
AES Ohio’s Smart Grid Plan docket, which includes copies of the Settlement Order, the Settlement, and the Smart Grid Plan filed by AES Ohio, is available at the website of the PUCO at www.puco.ohio.gov by searching Case No. 18-1875-EL-GRD. The information on the website of the PUCO is not incorporated herein.
On June 16, 2021, the PUCO also issued an order in Case No. 08-1094-EL-SSO, which included a directive from the PUCO for AES Ohio to file new proposed tariffs providing that AES Ohio's Rate Stabilization Charge shall be refundable to the extent permitted by law.

Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Such forward-looking statements include, but are not limited to, return on and recovery of costs and expenses, the making of regulatory applications and filings, plans for capital expenditures and investments in and implementation of equipment, systems and technologies, funding plans, expected cash contributions, strategic objectives, business prospects, management’s expectations and other similar matters. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions. These assumptions include, but are not limited to, timing of events, accurate projections of market conditions and regulatory rates, future interest rates, continued operating performance and electricity volume at distribution companies, as well as achievements of planned productivity improvements and growth investments at expected rates of return.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in DPL’s and AES Ohio’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in DPL’s and AES Ohio’s 2020 Annual Report on Form 10-K. Readers are encouraged to read DPL’s and AES Ohio’s filings to learn more about the risk factors associated with DPL’s and AES Ohio’s businesses. DPL and AES Ohio undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any security holder who desires copies of DPL’s or AES Ohio’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Copies of such reports also may be obtained by visiting AES Ohio’s website at www.aes-ohio.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: Jun 16, 2021	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President and General Counsel

The Dayton Power and Light Company
d/b/a AES Ohio

Date: Jun 16, 2021	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President and General Counsel